EXHIBIT 10.52

                              Note to Exhibit 10.52



         The following Trust Indenture and Security Agreement is substantially identical in all material respects to five additional Trust Indenture and Security Agreements except as follows:



                                                                                                Aircraft
Owner Participant                                       Date                                    (Tail No.)           Amortization
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*                   *
NCC Charlie Company                                     September 10, 1998                      N576ML                    *
General Electric Capital Corporation                    November 10, 1998                       N577ML                    *
General Electric Capital Corporation                    November 10, 1998                       N578ML                    *
Castle Harbour Leasing Inc.                             December 10, 1998                       N579ML                    **
NCC Charlie Company                                     January 25, 1999                        N580ML                    **






------------------------------

* Filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

**  As attached hereto



                                                                                                             Annex B
                                   Amortization Schedule for N579ML
                                   ---------------------------------

                              Series A                      Series B               Series C               Series D
                             Equipment                     Equipment              Equipment              Equipment
Payment Date                  Notes                         Notes                  Notes                  Notes
-------------                ----------                   -----------            -----------            ------------
Jan 2 1999                        0.00                         0.00               1,028,549.37                 0.00
Jul 2 1999                        0.00                         0.00                       0.00                 0.00
Jan 2 2000                  191,998.80                    64,024.00                 324,050.70                 0.00
Jul 2 2000                        0.00                         0.00                       0.00                 0.00
Jan 2 2001                  219,337.80                    94,923.00                  69,741.85           245,660.77
Jul 2 2001                        0.00                         0.00                       0.00                 0.00
Jan 2 2002                  219,337.80                    94,923.00                       0.00           369,122.34
Jul 2 2002                        0.00                         0.00                       0.00                 0.00
Jan 2 2003                  219,337.80                    94,923.00                 404,028.17            23,896.89
Jul 2 2003                        0.00                         0.00                       0.00                 0.00
Jan 2 2004                  219,337.80                    94,923.00                 492,332.84                 0.00
Jul 2 2004                        0.00                         0.00                       0.00                 0.00
Jan 2 2005                  219,337.80                   403,931.85                 252,497.07                 0.00
Jul 2 2005                        0.00                         0.00                       0.00                 0.00
Jan 2 2006                  219,337.80                   729,469.40                       0.00                 0.00
Jul 2 2006                        0.00                         0.00                       0.00                 0.00
Jan 2 2007                  219,337.80                   450,350.61                       0.00                 0.00
Jul 2 2007                        0.00                         0.00                       0.00                 0.00
Jan 2 2008                  219,337.80                   573,118.34                       0.00                 0.00
Jul 2 2008                        0.00                         0.00                       0.00                 0.00
Jan 2 2009                  516,420.03                   339,437.61                       0.00                 0.00
Jul 2 2009                        0.00                         0.00                       0.00                 0.00
Jan 2 2010                  920,984.61                         0.00                       0.00                 0.00
Jul 2 2010                        0.00                         0.00                       0.00                 0.00
Jan 2 2011                  989,163.37                         0.00                       0.00                 0.00
Jul 2 2011                        0.00                         0.00                       0.00                 0.00
Jan 2 2012                1,062,389.27                         0.00                       0.00                 0.00
Jul 2 2012                        0.00                         0.00                       0.00                 0.00
Jan 2 2013                  948,855.64                   193,176.19                       0.00                 0.00
Jul 2 2013                        0.00                         0.00                       0.00                 0.00
Jan 2 2014                  899,405.88                         0.00                       0.00                 0.00
Jul 2 2014                        0.00                         0.00                       0.00                 0.00

N579ML



                                                                                                             Annex B
                                   Amortization Schedule for N580ML
                                   ---------------------------------


                              Series A                      Series B               Series C               Series D
                             Equipment                     Equipment              Equipment              Equipment
Payment Date                  Notes                         Notes                  Notes                  Notes
-------------                ----------                   -----------            -----------            ------------

Jul 2 1999                        0.00                         0.00                 518,774.54                 0.00
Jan 2 2000                  219,338.80                    94,924.00                 266,815.27                 0.00
Jul 2 2000                        0.00                         0.00                       0.00                 0.00
Jan 2 2001                  219,337.80                    94,923.00                  31,374.40           281,740.27
Jul 2 2001                        0.00                         0.00                       0.00                 0.00
Jan 2 2002                  219,337.00                    94,923.00                       0.00           366,610.24
Jul 2 2002                        0.00                         0.00                       0.00                 0.00
Jan 2 2003                  219,337.81                    94,923.00                 315,963.14           109,189.49
Jul 2 2003                        0.00                         0.00                       0.00                 0.00
Jan 2 2004                  219,337.80                    94,923.00                 489,274.72                 0.00
Jul 2 2004                        0.00                         0.00                       0.00                 0.00
Jan 2 2005                  219,337.80                    94,923.00                 559,416.42                 0.00
Jul 2 2005                        0.00                         0.00                       0.00                 0.00
Jan 2 2006                  219,337.80                   344,533.62                 385,481.51                 0.00
Jul 2 2006                        0.00                         0.00                       0.00                 0.00
Jan 2 2007                  219,337.80                   637,348.40                       0.00                 0.00
Jul 2 2007                        0.00                         0.00                       0.00                 0.00
Jan 2 2008                  219,337.80                   277,129.98                       0.00                 0.00
Jul 2 2008                        0.00                         0.00                       0.00                 0.00
Jan 2 2009                  739,755.50                    27,852.59                       0.00                 0.00
Jul 2 2009                        0.00                         0.00                       0.00                 0.00
Jan 2 2010                  895,924.59                         0.00                       0.00                 0.00
Jul 2 2010                        0.00                         0.00                       0.00                 0.00
Jan 2 2011                  962,248.20                         0.00                       0.00                 0.00
Jul 2 2011                        0.00                         0.00                       0.00                 0.00
Jan 2 2012                  844,556.46                   189,904.17                       0.00                 0.00
Jul 2 2012                        0.00                         0.00                       0.00                 0.00
Jan 2 2013                        0.00                 1,117,792.24                       0.00                 0.00
Jul 2 2013                        0.00                         0.00                       0.00                 0.00
Jan 2 2014                1,206,367.18                         0.00                       0.00                 0.00
Jul 2 2014                        0.00                         0.00                       0.00                 0.00
Jan 2 2015                  688,366.86                         0.00                       0.00                 0.00
Jul 2 2015                        0.00                         0.00                       0.00                 0.00


N580ML